VARIABLE INSURANCE FUNDS

Supplement dated March 17, 2003
to the Prospectus dated May 1, 2002

AmSouth Large Cap Fund

Effective immediately, the Board of Trustees of Variable Insurance Funds has changed the non-fundamental investment objectives of the Fund by removing the Fund's secondary objective of current income. Under the Fund's new investment objective, the Fund's investment adviser, AmSouth Investment Management Company, LLC ("AmSouth"), and its investment sub-adviser, Five Points Capital Advisors Inc. ("Five Points"), will seek long-term capital appreciation, and will not consider current income as a goal when selecting securities for the Fund.

The new investment objective contemplates that the Fund may invest a greater percentage of its assets in common stocks and other growth equity investments, which generally provide a greater opportunity for capital appreciation than income-producing investments such as convertible securities and other fixed income investments. As a result of the new investment objective, AmSouth and Five Points may manage the Fund in a somewhat more aggressive, growth-oriented manner than they have in the past, which may pose a greater risk of loss and fluctuation of share price. Growth stocks may underperform other types of investments, and they typically have less dividend income than value stocks or fixed income investments to cushion the effects of earnings disappointments, economic uncertainty or adverse market conditions.

Investors should retain this supplement for future reference.